UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2023

TuSimple Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40326	86-2341575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9191 Towne Centre Drive, Suite 150
San Diego, CA 92122
(Address of principal executive offices, including zip code)
(619) 916-3144
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
TuSimple Holdings Inc. (the “Company”) held its annual meeting of stockholders on December 13, 2023 (the “Annual Meeting”). As of October 23, 2023, the Company’s record date, there were a total of 229,890,683 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, holders of 140,898,256 shares of stock issued and outstanding and entitled to vote at the meeting were represented in person or by proxy and, therefore, a quorum constituted of the majority of the voting power of the shares of stock issued and outstanding and entitled to vote at the Annual Meeting was present. For more information about the following proposals, see the Company’s definitive proxy statement, dated October 30, 2023 (the “Proxy Statement”).

The following is a brief description of each matter voted upon at the 2023 Annual Meeting and the number of votes cast for, withheld, or against, the number of abstentions, and the number of broker non-votes with respect to each matter, as applicable.

1.Election of six nominees to serve on the Board of Directors (the “Board”) for a term which will expire at the 2024 annual meeting of stockholders. The following six directors were elected by the votes as indicated below:

	For	Withheld	Broker Non-Votes
Mo Chen	266,902,722	34,102,883	55,892,651
Cheng Lu	298,666,105	2,339,500	55,892,651
James Lu	275,313,457	25,692,148	55,892,651
Michael Mosier	298,806,462	2,199,143	55,892,651
J. Taylor McGaughey	298,988,567	2,017,038	55,892,651
Zhen Tao	298,895,945	2,109,660	55,892,651

2.The ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The selection was ratified by the votes as indicated below:

For	Against	Abstain	Broker Non-Votes
354,411,323	671,645	1,815,288	—

3.The advisory approval of the Company’s frequency of the non-binding advisory vote on executive compensation. The advisory approval was obtained by the votes as indicated below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
299,167,090	58,538	210,015	1,569,962	55,892,651

Based on the voting results and consistent with the recommendation of the Board as disclosed in the Proxy Statement, the Company will continue to hold non-binding advisory vote on executive compensation every year until the next required non-binding advisory vote on the Company’s frequency of the non-binding advisory vote on executive compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TuSimple Holdings Inc.

By:	/s/ Eric Tapia
Eric Tapia
Chief Financial Officer
Dated: December 14, 2023